Lithia Reports Adjusted EPS of $1.86 for Second Quarter of 2015; Revenues Increase 63%

Declares $0.20 per Share Dividend for Second Quarter

MEDFORD, OR -- (Marketwired - July 22, 2015) - Lithia Motors, Inc. (NYSE: LAD) reported adjusted net income of $49.4 million for the second quarter of 2015, the highest quarterly net income in company history and a 40% increase over the prior year period.

2015 second quarter adjusted net income was $1.86 per diluted share. This compares to 2014 second quarter adjusted net income from continuing operations of $35.2 million, or $1.34 per diluted share.

Unadjusted net income from continuing operations for the second quarter of 2015 was $51.2 million, or $1.93 per diluted share, compared to $35.2 million, or $1.34 per diluted share, for the second quarter of 2014. As shown in the attached non-GAAP reconciliation tables, the 2015 second quarter adjusted results exclude a $0.07 net benefit from non-core items related to a gain on the sale of a store, asset impairment charges related to real estate and a net benefit on an equity investment. The 2014 second quarter adjusted results from continuing operations exclude non-core charges related to acquisition expenses for the pending DCH combination offset by a non-core benefit resulting from a tax attribute, resulting in no change to earnings per share.

Second quarter 2015 revenue from continuing operations increased $775 million, or 63%, to $2.0 billion from $1.2 billion for the second quarter of 2014.

Second Quarter-over-Quarter Operating Highlights:

  Total same store sales increased 11%
  New vehicle same store sales increased 8%
  Used vehicle retail same store sales increased 16%
  Service, body and parts same store sales increased 10%
  Same store F&I per unit increased $78 to $1,280
  Adjusted SG&A expense as a percentage of gross profit was 66.6%

"Our second quarter earnings were the highest quarterly earnings in company history," said Bryan DeBoer, President and CEO. "Total same store sales grew double digits, led by a 16% increase in used vehicle sales. Total revenues increased 63% and adjusted earnings per share increased 39% over the prior year period. Our store leaders remain focused on continuing to capture more new vehicle market share, increasing used vehicle unit volume and growing service revenue while providing an exceptional customer experience. Within both DCH and Lithia, many opportunities remain to improve store performance and to find accretive acquisitions."

For the first six months of 2015, revenue from continuing operations increased 65% to $3.8 billion from $2.3 billion in 2014.

For the first six months of 2015, adjusted net income per diluted share increased 38% to $3.26 from $2.36 for the first six months of 2014. Unadjusted net income from continuing operations was $3.47 per diluted share for the first six months of 2015, compared to $2.27 per diluted share for the first six months of 2014.

Chris Holzshu, SVP and CFO, said, "Adjusted SG&A as a percentage of gross profit was 66.6% in the second quarter of 2015, bringing the first half of the year down to 68.8%. DCH has been able to reduce selling costs more quickly than we anticipated. As we continue to integrate operations, we are targeting consolidated SG&A as a percentage of gross profit in the mid-60s on a full year basis. Additionally, same store F&I per unit was $1,280 per unit, an increase of $78 over the prior year and the best result in company history. We still believe opportunity remains to improve this number given continued focus by our store personnel."

Balance Sheet Update
We ended the second quarter with $23 million in cash and $168 million in available credit on our credit facilities. Additionally, approximately $156 million of our operating real estate is currently unfinanced, which could provide an estimated additional $117 million in available liquidity, for total potential liquidity of $308 million.

Dividend Payment
Our Board of Directors has approved a dividend of $0.20 per share related to second quarter 2015 financial results. We will pay the dividend August 21, 2015 to shareholders of record on August 7, 2015.

2015 Outlook
We project 2015 third quarter earnings of $1.83 to $1.87 per diluted share and 2015 full year earnings of $6.63 to $6.72 per diluted share. Both projections are based on the following annual assumptions:

Continuing Operations Projections

  Total revenues of $7.6 to $7.8 billion
  New vehicle sales increasing 45.0%
  New vehicle gross margin of 5.9% to 6.1%
  Used vehicle sales increasing 40.0%
  Used vehicle gross margin of 12.6% to 12.8%
  Service body and parts sales increasing 42.0%
  Service body and parts gross margin of 48.8% to 49.2%
  Finance and insurance gross profit of $1,200 per unit
  Tax rate of 40.0%
  Average diluted shares outstanding of 26.5 million

Same Store Projections

  Total revenues of $5.7 to $5.9 billion
  New vehicle same store sales increasing 7.0%
  Used vehicle same store sales increasing 12.0%
  Service body and parts same store sales increasing 8.5%
  Finance and insurance gross profit of $1,250 per unit

These projections exclude the impact of future acquisitions, dispositions and non-core items. Actual results may be affected by items described under Forward-Looking Statements below.

Second Quarter Earnings Conference Call and Updated Presentation
The second quarter conference call may be accessed at 10:00 a.m. ET today by telephone at 877-407-8029. An updated presentation highlighting the second quarter results has been added to www.lithiainvestorrelations.com.

To listen live on our website or for replay, visit www.lithiainvestorrelations.com and click on webcasts.

About Lithia
Lithia Motors, Inc. is one of the largest automotive retailer in the United States. Lithia sells 31 brands of new vehicles and all brands of used vehicles at 129 stores in 14 states. Lithia also arranges finance, warranty, and credit insurance contracts; and provides vehicle parts, maintenance, and repair services at all of its locations.

Sites
www.lithia.com
www.lithiainvestorrelations.com
www.lithiacareers.com

Lithia Motors on Facebook
http://www.facebook.com/LithiaMotors

Lithia Motors on Twitter
http://twitter.com/lithiamotors

Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the "Safe-Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as "project," "outlook," "expect," "anticipate," "intend," "plan," "believe," "estimate," "may," "seek," "would," "should," "likely," "goal," "strategy," "future," "maintain," "continue," "remain," "target" or "will" and similar references to future periods. Examples of forward-looking statements in this press release include, among others, statements regarding:

  Future market conditions;
  Expected operating results, such as improved store performance; continued improvement of SG&A as a percentage of gross profit; generating third quarter earnings per share of $1.83 to $1.87 per diluted share and 2015 full year earnings of $6.63 to $6.72 per diluted share; and all projections set forth under the headings "2015 Outlook," "Continuing Operations Projections" and "Same Store Projections";
  Anticipated continued success, integration and growth of DCH;
  Anticipated ability to improve store performance; ability to find accretive acquisitions; and additions of dealership locations to the company's portfolio in the future; and
  Anticipated availability of liquidity from our unfinanced operating real estate.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events that depend on circumstances that may or may not occur in the future. Forward-looking statements are not guarantees of future performance, and our actual results of operations, financial condition and liquidity and development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements in this press release. The risks and uncertainties that could cause actual results to differ materially from estimated or projected results include, without limitation, future economic and financial conditions (both nationally and locally), changes in customer demand, our relationship with, and the financial and operational stability of, vehicle manufacturers and other suppliers, risks associated with our indebtedness (including available borrowing capacity, compliance with financial covenants and ability to refinance or repay indebtedness on favorable terms), government regulations, legislation and others set forth throughout Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and in Part I, Item 1A. Risk Factors of our most recent Annual Report on Form 10-K, and from time to time in our other filings with the SEC. We urge you to carefully consider this information and not place undue reliance on forward-looking statements. We undertake no duty to update our forward-looking statements, including our earnings outlook, which are made as of the date of this release.

Non-GAAP Financial Measures
This press release and the attached financial tables contain non-GAAP financial measures such as adjusted net income and diluted earnings per share from continuing operations, adjusted SG&A as a percentage of revenues and gross profit, adjusted operating margin, adjusted operating profit as a percentage of gross profit, and adjusted pre-tax margin. Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not comparable to similarly titled measures used by other companies. As a result, we review any non-GAAP financial measures in connection with a review of the most directly comparable measures calculated in accordance with GAAP. We caution you not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. We present cash flows from operations in the attached tables, adjusted to include the change in non-trade floor plan debt to improve the visibility of cash flows related to vehicle financing. As required by SEC rules, we have reconciled these measures to the most directly comparable GAAP measures in the attachments to this release. We believe the non-GAAP financial measures we present improve the transparency of our disclosures; provide a meaningful presentation of our results from core business operations, because they exclude items not related to core business operations and other non-cash items; and improve the period-to-period comparability of our results from core business operations. These presentations should not be considered an alternative to GAAP measures.

Lithia Motors, Inc.
Consolidated Statements of Operations (Unaudited)
(In thousands except per share data)

                             Three months ended                       %
                                  June 30,            Increase    Increase
                          ------------------------
                              2015         2014      (Decrease)  (Decrease)
                          -----------  -----------  -----------  ----------
Revenues:
New vehicle retail        $ 1,149,512  $   694,484  $   455,028        65.5%
Used vehicle retail           488,801      310,475      178,326        57.4
Used vehicle wholesale         66,796       44,286       22,510        50.8
Finance and insurance          72,463       43,838       28,625        65.3
Service, body and parts       182,695      114,337       68,358        59.8
Fleet and other                36,680       14,382       22,298       155.0
                          -----------  -----------  -----------  ----------
  Total revenues            1,996,947    1,221,802      775,145        63.4
Cost of sales:
New vehicle retail          1,080,170      648,490      431,680        66.6
Used vehicle retail           426,108      266,408      159,700        59.9
Used vehicle wholesale         65,390       42,782       22,608        52.8
Service, body and parts        91,946       58,155       33,791        58.1
Fleet and other                35,684       13,667       22,017       161.1
                          -----------  -----------  -----------  ----------
  Total cost of sales       1,699,298    1,029,502      669,796        65.1
                          -----------  -----------  -----------  ----------
Gross profit                  297,649      192,300      105,349        54.8
Asset impairments               6,130            -        6,130          NM
SG&A expense                  195,610      125,463       70,147        55.9
Depreciation and
 amortization                  10,287        5,825        4,462        76.6
                          -----------  -----------  -----------  ----------
Income from operations         85,622       61,012       24,610        40.3
Floor plan interest
 expense                       (4,655)      (3,215)       1,440        44.8
Other interest expense         (4,972)      (1,869)       3,103       166.0
Other (expense) income,
 net                             (356)       1,146       (1,502)         NM
                          -----------  -----------  -----------  ----------
Income from continuing
 operations before income
 taxes                         75,639       57,074       18,565        32.5
Income tax expense            (24,416)     (21,904)       2,512        11.5
Income tax rate                  32.3%        38.4%
                          -----------  -----------  -----------  ----------
Income from continuing
 operations               $    51,223  $    35,170  $    16,053        45.6%
Income from discontinued
 operations, net of tax             -        3,139       (3,139)         NM
                          -----------  -----------  -----------  ----------
Net income                $    51,223  $    38,309  $    12,914        33.7%

Diluted net income per
 share:
Continuing operations     $      1.93  $      1.34  $      0.59        44.0%
Discontinued operations             -         0.11        (0.11)         NM
                          -----------  -----------  -----------  ----------
Net income per share      $      1.93  $      1.45  $      0.48        33.1%
                          ===========  ===========  ===========  ==========

Diluted shares
 outstanding                   26,496       26,331          165         0.6%

NM - not meaningful

Lithia Motors, Inc.
Key Performance Metrics (Unaudited)

                             Three months ended                       %
                                  June 30,            Increase    Increase
                          ------------------------
                              2015         2014      (Decrease)  (Decrease)
                          -----------  -----------  -----------  ----------
Gross margin
New vehicle retail                6.0%         6.6%    (60) bps
Used vehicle retail              12.8         14.2    (140) bps
Used vehicle wholesale            2.1          3.4    (130) bps
Finance and insurance           100.0        100.0        - bps
Service, body and parts          49.7         49.1       60 bps
Fleet and other                   2.7          5.0    (230) bps
Gross profit margin              14.9         15.7     (80) bps

Unit sales
New vehicle retail             35,112       20,446       14,666        71.7%
Used vehicle retail            24,689       16,086        8,603        53.5
Total retail units sold        59,801       36,532       23,269        63.7
Used vehicle wholesale          9,439        6,047        3,392        56.1

Average selling price
New vehicle retail        $    32,738  $    33,967  $    (1,229)      (3.6)%
Used vehicle retail            19,798       19,301          497         2.6
Used vehicle wholesale          7,077        7,324         (247)       (3.4)

Average gross profit per
 unit
New vehicle retail        $     1,975  $     2,250  $      (275)     (12.2)%
Used vehicle retail             2,539        2,739         (200)       (7.3)
Used vehicle wholesale            149          249         (100)      (40.2)
Finance and insurance           1,212        1,200           12         1.0
Total vehicle(1)                3,443        3,706         (263)       (7.1)

Revenue mix
New vehicle retail               57.6%        56.8%
Used vehicle retail              24.5         25.4
Used vehicle wholesale            3.3          3.6
Finance and insurance,
 net                              3.6          3.6
Service, body and parts           9.2          9.4
Fleet and other                   1.8          1.2

                                  Adjusted                As reported
                          ------------------------  -----------------------
                             Three months ended        Three months ended
                                  June 30,                  June 30,
                          ------------------------  -----------------------
Other metrics                 2015         2014         2015        2014
                          -----------  -----------  -----------  ----------
SG&A as a % of revenue            9.9%        10.3%         9.8%       10.3%
SG&A as a % of gross
 profit                          66.6         65.2         65.7        65.2
Operating profit as a %
 of revenue                       4.5          5.0          4.3         5.0
Operating profit as a %
 of gross profit                 30.0         31.8         28.8        31.7
Pretax margin                     4.1          4.7          3.8         4.7
Net profit margin                 2.5          2.9          2.6         2.9

(1) - includes the sales and gross profit related to new, used retail, used wholesale and finance and insurance and unit sales for new and used retail

Lithia Motors, Inc.
Same Store Operating Highlights (Unaudited)

                            Three months ended                       %
                                 June 30,            Increase    Increase
                         ------------------------
                             2015         2014      (Decrease)  (Decrease)
                         -----------  -----------  -----------  ----------
Revenues
New vehicle retail       $   742,347  $   689,006  $    53,341         7.7%
Used vehicle retail          357,673      307,616       50,057        16.3
Used vehicle wholesale        49,157       44,043        5,114        11.6
Finance and insurance         50,160       43,508        6,652        15.3
Service, body and parts      124,087      113,252       10,835         9.6
Fleet and other               22,042       14,381        7,661        53.3
                         -----------  -----------  -----------
Total revenues           $ 1,345,466  $ 1,211,806  $   133,660        11.0

Gross profit
New vehicle retail       $    45,475  $    45,578  $      (103)       (0.2)%
Used vehicle retail           47,933       43,720        4,213         9.6
Used vehicle wholesale         1,369        1,560         (191)      (12.2)
Finance and insurance         50,160       43,508        6,652        15.3
Service, body and parts       61,333       55,593        5,740        10.3
Fleet and other                  837          714          123        17.2
                         -----------  -----------  -----------
Total gross profit       $   207,107  $   190,673  $    16,434         8.6

Gross margin
New vehicle retail               6.1%         6.6%    (50) bps
Used vehicle retail             13.4         14.2     (80) bps
Used vehicle wholesale           2.8          3.5     (70) bps
Finance and insurance            100        100.0        - bps
Service, body and parts         49.4         49.1       30 bps
Fleet and other                  3.8          5.0    (120) bps
Gross profit margin             15.4         15.7     (30) bps

Unit sales
New vehicle retail            21,411       20,260        1,151         5.7%
Used vehicle retail           17,769       15,924        1,845        11.6
Total retail units sold       39,180       36,184        2,996         8.3
Used vehicle wholesale         6,259        5,981          278         4.6

Average selling price
New vehicle retail       $    34,671  $    34,008  $       663         1.9%
Used vehicle retail           20,129       19,318          811         4.2
Used vehicle wholesale         7,854        7,364          490         6.7

Average gross profit per
 unit
New vehicle retail       $     2,124  $     2,250  $      (126)       (5.6)%
Used vehicle retail            2,698        2,746          (48)       (1.7)
Used vehicle wholesale           219          261          (42)      (16.1)
Finance and insurance          1,280        1,202           78         6.5
Total vehicle(1)               3,699        3,713          (14)       (0.4)

(1) - includes the sales and gross profit related to new, used retail, used wholesale and finance and insurance and unit sales for new and used retail

Lithia Motors, Inc.
Consolidated Statements of Operations (Unaudited)
(In thousands except per share data)

                              Six months ended                        %
                                  June 30,            Increase    Increase
                          ------------------------
                              2015         2014      (Decrease)  (Decrease)
                          -----------  -----------  -----------  ----------
Revenues:
New vehicle retail        $ 2,157,328  $ 1,274,006  $   883,322        69.3%
Used vehicle retail           951,732      612,368      339,364        55.4
Used vehicle wholesale        129,004       86,979       42,025        48.3
Finance and insurance         137,067       83,469       53,598        64.2
Service, body and parts       356,170      218,954      137,216        62.7
Fleet and other                54,824       24,132       30,692       127.2
                          -----------  -----------  -----------  ----------
  Total revenues            3,786,125    2,299,908    1,486,217        64.6
Cost of sales:
New vehicle retail          2,026,212    1,188,988      837,224        70.4
Used vehicle retail           829,597      527,505      302,092        57.3
Used vehicle wholesale        125,437       84,144       41,293        49.1
Service, body and parts       180,982      111,940       69,042        61.7
Fleet and other                52,873       22,970       29,903       130.2
                          -----------  -----------  -----------  ----------
  Total cost of sales       3,215,101    1,935,547    1,279,554        66.1
                          -----------  -----------  -----------  ----------
Gross profit                  571,024      364,361      206,663        56.7
Asset impairments              10,260            -       10,260          NM
SG&A expense                  387,228      247,292      139,936        56.6
Depreciation and
 amortization                  20,013       11,332        8,681        76.6
                          -----------  -----------  -----------  ----------
Income from operations        153,523      105,737       47,786        45.2
Floor plan interest
 expense                       (9,304)      (6,199)       3,105        50.1
Other interest expense         (9,800)      (3,843)       5,957       155.0
Other income, net                (724)       2,083       (2,807)         NM
                          -----------  -----------  -----------  ----------
Income from continuing
 operations before income
 taxes                        133,695       97,778       35,917        36.7
Income tax expense            (41,819)     (37,914)       3,905        10.3
Income tax rate                  31.3%        38.8%
                          -----------  -----------  -----------  ----------
Income from continuing
 operations               $    91,876  $    59,864  $    32,012        53.5%
Income from discontinued
 operations, net of tax             -        3,179       (3,179)         NM
                          -----------  -----------  -----------  ----------
Net income                $    91,876  $    63,043  $    28,833        45.7%

Diluted net income per
 share:
Continuing operations     $      3.47  $      2.27  $      1.20        52.9%
Discontinued operations             -         0.12        (0.12)         NM
                          -----------  -----------  -----------  ----------
Net income per share      $      3.47  $      2.39  $      1.08        45.2%
                          ===========  ===========  ===========  ==========

Diluted shares
 outstanding                   26,509       26,326          183         0.7%

NM - not meaningful

Lithia Motors, Inc.
Key Performance Metrics (Unaudited)

                              Six months ended                        %
                                  June 30,            Increase    Increase
                          ------------------------
                              2015         2014      (Decrease)  (Decrease)
                          -----------  -----------  -----------  ----------
Gross margin
New vehicle retail                6.1%         6.7%    (60) bps
Used vehicle retail              12.8         13.9    (110) bps
Used vehicle wholesale            2.8          3.3     (50) bps
Finance and insurance           100.0        100.0        - bps
Service, body and parts          49.2         48.9       30 bps
Fleet and other                   3.6          4.8    (120) bps
Gross profit margin              15.1         15.8     (70) bps

Unit sales
New vehicle retail             65,735       37,720       28,015        74.3%
Used vehicle retail            48,893       32,402       16,491        50.9
Total retail units sold       114,628       70,122       44,506        63.5
Used vehicle wholesale         18,583       11,900        6,683        56.2

Average selling price
New vehicle retail        $    32,819  $    33,775  $      (956)      (2.8)%
Used vehicle retail            19,466       18,899          567         3.0
Used vehicle wholesale          6,942        7,309         (367)       (5.0)

Average gross profit per
 unit
New vehicle retail        $     1,995  $     2,254  $      (259)     (11.5)%
Used vehicle retail             2,498        2,619         (121)       (4.6)
Used vehicle wholesale            192          238          (46)      (19.3)
Finance and insurance           1,196        1,190            6         0.5

Revenue mix
New vehicle retail               57.0%        55.4%
Used vehicle retail              25.1         26.6
Used vehicle wholesale            3.4          3.8
Finance and insurance,
 net                              3.6          3.6
Service, body and parts           9.4          9.5
Fleet and other                   1.5          1.1

                                  Adjusted                As reported
                          ------------------------  -----------------------
                              Six months ended          Six months ended
                                  June 30,                  June 30,
                          ------------------------  -----------------------
Other metrics                 2015         2014         2015        2014
                          -----------  -----------  -----------  ----------
SG&A as a % of revenue           10.4%        10.6%        10.2%       10.8%
SG&A as a % of gross
 profit                          68.8         66.7         67.8        67.9
Operating profit as a %
 of revenue                       4.2          4.8          4.1         4.6
Operating profit as a %
 of gross profit                 27.6         30.1         26.9        29.0
Pretax margin                     3.7          4.4          3.5         4.3
Net profit margin                 2.3          2.7          2.4         2.7

Lithia Motors, Inc.
Same Store Operating Highlights (Unaudited)

                                Six months ended                      %
                                    June 30,          Increase    Increase
                            -----------------------
                                2015        2014     (Decrease)  (Decrease)
                            ----------- ----------- -----------  ----------
Revenues
New vehicle retail          $ 1,379,617 $ 1,260,741 $   118,876         9.4%
Used vehicle retail             689,918     604,960      84,958        14.0
Used vehicle wholesale           94,161      86,573       7,588         8.8
Finance and insurance            94,133      82,548      11,585        14.0
Service, body and parts         239,101     216,782      22,319        10.3
Fleet and other                  34,343      24,130      10,213        42.3
                            ----------- ----------- -----------
Total revenues              $ 2,531,273 $ 2,275,734 $   255,539        11.2

Gross profit
New vehicle retail          $    85,494 $    83,957 $     1,537         1.8%
Used vehicle retail              92,650      84,052       8,598        10.2
Used vehicle wholesale            3,051       2,902         149         5.1
Finance and insurance            94,133      82,548      11,585        14.0
Service, body and parts         117,028     105,844      11,184        10.6
Fleet and other                   1,614       1,160         454        39.1
                            ----------- ----------- -----------
Total gross profit          $   393,970 $   360,463 $    33,507         9.3

Gross margin
New vehicle retail                  6.2% 6.7% (50) bps
Used vehicle retail                13.4        13.9    (50) bps
Used vehicle wholesale              3.2         3.4    (20) bps
Finance and insurance             100.0       100.0       - bps
Service, body and parts            48.9        48.8      10 bps
Fleet and other                     4.7         4.8    (10) bps
Total gross profit                 15.6        15.8    (20) bps

Unit sales
New vehicle retail               39,894      37,268       2,626         7.0%
Used vehicle retail              34,942      31,971       2,971         9.3
Total retail units sold          74,836      69,239       5,597         8.1
Used vehicle wholesale           12,211      11,785         426         3.6

Average selling price
New vehicle retail          $    34,582 $    33,829 $       753         2.2%
Used vehicle retail              19,745      18,922         823         4.3
Used vehicle wholesale            7,711       7,346         365         5.0

Average gross profit per
 unit
New vehicle retail          $     2,143 $     2,253 $      (110)      (4.9)%
Used vehicle retail               2,652       2,629          23         0.9
Used vehicle wholesale              250         246           4         1.6
Finance and insurance             1,258       1,192          66         5.5
Total vehicle(1)                  3,679       3,661          18         0.5

(1) - includes the sales and gross profit related to new, used retail, used wholesale and finance and insurance and unit sales for new and used retail

Lithia Motors, Inc.
Segment Operating Highlights (Unaudited)

                             Three months ended                       %
                                  June 30,            Increase    Increase
                          ------------------------
                              2015         2014      (Decrease)  (Decrease)
                          -----------  -----------  -----------  ----------
Revenues
Domestic                  $   768,989  $   641,378  $   127,611        19.9%
Import                        853,444      394,924      458,520       116.1
Luxury                        372,369      185,826      186,543       100.4
                          -----------  -----------  -----------
Total segment revenues      1,994,802    1,222,128      772,674        63.2
Corporate and other             2,145         (326)       2,471          NM
                          -----------  -----------  -----------
Total revenues            $ 1,996,947  $ 1,221,802  $   775,145        63.4

Segment Income(1)
Domestic                  $    31,045  $    25,288  $     5,757        22.8%
Import                         25,904       14,768       11,136        75.4
Luxury                          9,515        5,832        3,683        63.2
                          -----------  -----------  -----------
Total segment income           66,464       45,888       20,576        44.8
Corporate and other             9,175       11,186       (2,011)      (18.0)
                          -----------  -----------  -----------
Income from continuing
 operations before income
 taxes                    $    75,639  $    57,074  $    18,565        32.5

(1) Segment income is defined as operating income less floor plan interest expense

Retail New Vehicle Unit
 Sales
Domestic                       11,517       10,050        1,467        14.6%
Import                         19,313        8,479       10,834       127.8
Luxury                          4,330        1,982        2,348       118.5
                          -----------  -----------  -----------
Total                          35,160       20,511       14,649        71.4
Allocated to management           (48)         (65)         (17)      (26.2)
                          -----------  -----------  -----------
Total retail new vehicle
 unit sales                    35,112       20,446       14,666        71.7

NM - not meaningful

Lithia Motors, Inc.
Segment Operating Highlights (Unaudited)

                              Six months ended                        %
                                  June 30,            Increase    Increase
                          ------------------------
                              2015         2014      (Decrease)  (Decrease)
                          -----------  -----------  -----------  ----------
Revenues
Domestic                  $ 1,460,393  $ 1,210,308  $   250,085        20.7%
Import                      1,612,082      745,985      866,097       116.1
Luxury                        709,290      344,436      364,854       105.9
                          -----------  -----------  -----------
Total segment revenues      3,781,765    2,300,729    1,481,036        64.4
Corporate and other             4,360         (821)       5,181          NM
                          -----------  -----------  -----------
Total revenues            $ 3,786,125  $ 2,299,908  $ 1,486,217        64.6

Segment Income(1)
Domestic                  $    58,174  $    47,710  $    10,464        21.9%
Import                         42,005       24,033       17,972        74.8
Luxury                         15,414        8,017        7,397        92.3
                          -----------  -----------  -----------
Total segment income          115,593       79,760       35,833        44.9
Corporate and other            18,102       18,018           84         0.5
                          -----------  -----------  -----------
Income from continuing
 operations before income
 taxes                    $   133,695  $    97,778  $    35,917        36.7

(1) Segment income is defined as operating income less floor plan interest expense

Retail New Vehicle Unit
 Sales
Domestic                       21,560       18,684        2,876        15.4%
Import                         36,087       15,618       20,469       131.1
Luxury                          8,195        3,577        4,618       129.1
                          -----------  -----------  -----------
Total                          65,842       37,879       27,963        73.8
Allocated to management          (107)        (159)         (52)      (32.7)
                          -----------  -----------  -----------
Total retail new vehicle
 unit sales                    65,735       37,720       28,015        74.3

NM - not meaningful

Lithia Motors, Inc.
Other Highlights (Unaudited)
                                                    As of
                                   June 30,     December 31,     June 30,
                                -------------- -------------- --------------
                                     2015           2014           2014
                                -------------- -------------- --------------
Days Supply(1)
New vehicle inventory                       65             62             71
Used vehicle inventory                      54             53             60

(1) Days supply calculated based on current inventory levels, excluding in-
 transit vehicles, and a 30-day historical cost of sales level.

Financial covenants
                                   Requirement          As of June 30, 2015
                           --------------------------- ---------------------
Current ratio                  Not less than 1.10 to 1             1.24 to 1
Fixed charge coverage ratio    Not less than 1.20 to 1             3.21 to 1
Leverage ratio                 Not more than 5.00 to 1             1.97 to 1
Funded debt restriction     Not more than $600 million        $414.4 million

Lithia Motors, Inc.
Other Highlights (Unaudited)
                                  Three months ended   Six months ended
                                       June 30,            June 30,
                                  ------------------  ------------------
                                    2015      2014      2015      2014
                                  --------  --------  --------  --------
New vehicle unit sales brand mix
Honda Acura                           23.1%      8.3%     22.5%      8.0%
Chrysler                              19.1      27.6      19.1      28.5
Toyota                                19.0      13.8      19.0      13.7
General Motors                         9.5      14.5       9.3      14.3
Subaru                                 6.5       9.2       6.8       9.4
BMW, MINI                              5.5       6.5       5.7       6.3
Ford                                   4.1       6.7       4.3       6.3
Nissan                                 3.4       3.6       3.7       3.7
Volkswagen, Audi                       3.4       2.8       3.1       2.6
Hyundai                                2.0       3.1       2.1       3.1
Mercedes                               1.5       2.2       1.5       2.3
Kia                                    1.4       1.0       1.4       0.9
Lexus                                  1.0         -       1.1         -
Other                                  0.5       0.7       0.4       0.9

                                  Three months ended   Six months ended
                                       June 30,            June 30,
                                  ------------------  ------------------
                                    2015      2014      2015      2014
                                  --------  --------  --------  --------
Revenue geographic mix
California                            20.7%     13.1%     21.4%     13.2%
Oregon                                16.4      21.9      16.6      22.0
Texas                                 15.7      24.0      15.7      24.0
New Jersey                            15.1         -      14.4         -
Montana                                5.8       8.0       5.8       8.2
Alaska                                 5.6       7.5       5.4       7.1
Washington                             5.1       7.0       5.1       7.2
Nevada                                 2.9       4.4       3.0       4.6
New York                               3.3         -       3.0         -
Idaho                                  2.8       4.2       2.9       4.4
Iowa                                   2.9       4.3       2.8       4.3
North Dakota                           1.5       2.3       1.5       2.2
Hawaii                                 1.4       2.0       1.4       1.4
New Mexico                              .8       1.3         1       1.4

                                    As of July 22,
                                         2015
                                  ------------------
Current store count mix             # of      % of
                                   stores     total
                                  --------  --------
Chrysler                                25      19.4%
Honda, Acura                            20      15.5
Toyota                                  19      14.7
General Motors                          16      12.4
BMW, MINI                               11       8.5
Volkswagen, Audi                         8       6.2
Ford                                     6       4.7
Nissan                                   6       4.7
Subaru                                   6       4.7
Hyundai                                  5       3.8
Mercedes                                 3       2.3
Other                                    4       3.1

Lithia Motors, Inc.
Consolidated Balance Sheets (Unaudited)
(In thousands)
                                                    June 30,    December 31,
                                                      2015          2014
                                                  ------------  ------------
Cash and cash equivalents                         $     23,394  $     29,898
Trade receivables, net                                 287,808       295,379
Inventories, net                                     1,367,317     1,249,659
Other current assets                                    32,028        32,010
Assets held for sale                                         -         8,563
                                                  ------------  ------------
Total current assets                              $  1,710,547  $  1,615,509

Property and equipment, net                            836,889       816,745
Goodwill                                               199,129       199,375
Franchise value                                        150,856       150,892
Other non-current assets                               107,434        98,411
                                                  ------------  ------------
Total assets                                      $  3,004,855  $  2,880,932
                                                  ============  ============

Floor plan notes payable                          $     45,464  $     41,047
Floor plan notes payable: non trade                  1,169,717     1,137,632
Current maturities of long-term debt                    37,963        31,912
Trade payables                                          78,885        70,853
Accrued liabilities                                    157,579       153,661
Deferred income taxes                                    3,494         2,603
Liabilities related to assets held for sale                  -         4,892
                                                  ------------  ------------
Total current liabilities                         $  1,493,102  $  1,442,600

Long-term debt                                         599,402       609,066
Deferred revenue                                        59,893        54,403
Deferred income taxes                                   36,077        42,795
Other long-term liabilities                             64,079        58,963
                                                  ------------  ------------
Total liabilities                                 $  2,252,553  $  2,207,827
                                                  ------------  ------------

Class A common stock                                   268,748       276,058
Class B common stock                                       319           319
Additional paid-in capital                              33,584        29,775
Accumulated other comprehensive loss                     (622)         (926)
Retained earnings                                      450,273       367,879
                                                  ------------  ------------
Total liabilities & stockholders' equity          $  3,004,855  $  2,880,932
                                                  ============  ============

Lithia Motors, Inc.
Summarized Cash Flow from Operations (Unaudited)
(In thousands)
                                                        Six months ended
                                                            June 30,
                                                     ----------------------
                                                        2015        2014
                                                     ----------  ----------
Net income                                           $   91,876  $   63,043

Adjustments to reconcile net income to net cash
 provided by (used in) operating activities:
Asset Impairment                                         10,260           -
Depreciation and amortization                            20,013      11,332
Stock-based compensation                                  5,822       3,259
Loss on disposal of assets                                   44          62
Gain on sale of franchise                                (5,919)     (5,744)
Deferred income taxes                                    (1,145)      2,840
Excess tax benefit from share-based payment
 arrangements                                            (4,865)     (6,058)
(Increase) decrease:
  Trade receivables, net                                  7,570     (20,709)
  Inventories                                          (122,660)    (77,300)
  Other assets                                           (3,815)     (5,951)
Increase (decrease):
  Floor plan notes payable, net                           4,417         368
  Trade payables                                          8,854       1,411
  Accrued liabilities                                     7,717      17,595
  Other long-term liabilities and deferred revenue       11,161      11,658
                                                     ----------  ----------
Net cash provided by (used in) operating activities  $   29,330  $   (4,194)
                                                     ==========  ==========

Lithia Motors, Inc.
Reconciliation of Non-GAAP Cash Flow from Operations (Unaudited)
(In thousands)
                                                         Six months ended
                                                             June 30,
                                                      ---------------------
Net cash provided by (used in) operating activities      2015        2014
                                                      ----------  ---------
As reported                                           $   29,330  $  (4,194)
  Floor plan notes payable, non-trade, net                35,685    112,910
                                                      ----------  ---------
Adjusted                                              $   65,015  $ 108,716
                                                      ==========  =========

Lithia Motors, Inc.
Reconciliation of Certain Non-GAAP Financial Measures (Unaudited)
(In thousands, except for per share data)

                              Three Months ended June 30, 2015
                -----------------------------------------------------------
                               Disposal                  Equity
                             (gain)/loss               investment
                              on sale of     Asset     fair value
                As reported     stores    impairments  adjustment  Adjusted
                -----------  -----------  -----------  ----------  --------
Other asset
 impairments    $     6,130  $            $    (2,000) $   (4,130) $      -

Selling, general
 and
 administrative     195,610        2,570            -           -   198,180

Income from
 operations          85,622       (2,570)       2,000       4,130    89,182

Other (expense)
 income, net           (357)           -            -       1,733     1,376

Income from
 continuing
 operations
 before income
 taxes          $    75,639  $    (2,570) $     2,000  $    5,863  $ 80,932
Income tax
 expense            (24,416)       1,305         (780)     (7,652)  (31,543)
                -----------  -----------  -----------  ----------  --------
Net income from
 continuing
 operations     $    51,223  $    (1,265) $     1,220  $   (1,789) $ 49,389
                ===========  ===========  ===========  ==========  ========

Diluted earnings
 per share from
 continuing
 operations     $      1.93  $     (0.05) $      0.05  $    (0.07) $   1.86
Diluted share
 count               26,496

                                    Three Months Ended June 30, 2014
                             ----------------------------------------------
                                          Acquisition      Tax
                             As reported    expenses   attributes  Adjusted
                             -----------  -----------  ----------  --------
Selling, general and
 administrative              $   125,463  $      (163) $        -  $125,300

Income from operations            61,012          163           -    61,175

Income from continuing
 operations before income
 taxes                       $    57,074  $       163  $        -  $ 57,237
Income tax expense               (21,904)         (63)        (73)  (22,040)
                             -----------  -----------  ----------  --------
Net income from continuing
 operations                  $    35,170  $       100  $      (73) $ 35,197
                             ===========  ===========  ==========  ========

Diluted earnings per share
 from continuing operations  $      1.34  $         -  $        -  $   1.34
Diluted share count               26,331

Lithia Motors, Inc.
Reconciliation of Certain Non-GAAP Financial Measures (Unaudited)
(In thousands, except for per share data)

                               Six Months Ended June 30, 2015
                -----------------------------------------------------------
                               Disposal                  Equity
                             (gain)/loss               investment
                              on sale of     Asset     fair value
                As reported     stores    impairments  adjustment  Adjusted
                -----------  -----------  -----------  ----------  --------
Other asset
 impairments    $    10,260  $         -  $    (2,000) $   (8,260) $      -

Selling, general
 and
 administrative     387,228        5,919            -           -   393,147

Income from
 operations         153,523       (5,919)       2,000       8,260   157,864

Other (expense)
 income, net           (724)           -            -       3,465     2,741

Income from
 continuing
 operations
 before income
 taxes          $   133,695  $    (5,919) $     2,000  $   11,725  $141,501
Income tax
 expense            (41,819)       2,309         (780)    (14,902)  (55,192)
                -----------  -----------  -----------  ----------  --------
Net income from
 continuing
 operations     $    91,876  $    (3,610) $     1,220  $   (3,177) $ 86,309
                ===========  ===========  ===========  ==========  ========

Diluted earnings
 per share from
 continuing
 operations     $      3.47  $     (0.14) $      0.05  $    (0.12) $   3.26
Diluted share
 count               26,509

                               Six Months Ended June 30, 2014
                -----------------------------------------------------------
                               Reserve    Acquisition      Tax
                As reported  adjustments    expenses    attribute  Adjusted
                -----------  -----------  -----------  ----------  --------
Selling, general
 and
 administrative $   247,292  $    (3,931) $      (163) $        -  $243,198

Income from
 operations         105,737        3,931          163           -   109,831

Income from
 continuing
 operations
 before income
 taxes          $    97,778  $     3,931  $       163  $        -  $101,872
Income tax
 expense            (37,914)      (1,545)         (63)        (73)  (39,595)
                -----------  -----------  -----------  ----------  --------
Net income from
 continuing
 operations     $    59,864  $     2,386  $       100  $      (73) $ 62,277
                ===========  ===========  ===========  ==========  ========

Diluted earnings
 per share from
 continuing
 operations     $      2.27  $      0.09  $         -  $        -  $   2.36
Diluted share
 count               26,326

Contact:
John North
VP Finance and Chief Accounting Officer
(541) 618-5748